UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  April 13, 2006

                            ALEXANDER & BALDWIN, INC.
             (Exact name of registrant as specified in its charter)


           Hawaii                          0-565                99-0032630
           ------                          -----                ----------
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
-------------------------------   ------------------------   ----------------
       incorporation)                                        Identification No.)
       --------------                                        -------------------

                       822 Bishop Street, P. O. Box 3440
                            Honolulu, Hawaii 96801
                            ----------------------
              (Address of principal executive office and zip code)

                                 (808) 525-6611
                                 --------------
              (Registrant's telephone number, including area code)

                                  Not Applicable
                                  --------------
         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

 _
|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 _
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 _
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 _
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Principal Officers; Election of
----------------------------------------------------------------------
             Directors; Appointment of Principal Officers.
             ---------------------------------------------

(b)      Resignation of Principal Officer

On April 13, 2006, Thomas A. Wellman resigned from his position as Vice President, Controller and Treasurer of Alexander & Baldwin, Inc.
(the "Company"), effective as of May 1, 2006.

(c)      Appointment of Principal Officer

On April 17, 2006, the Company's Board of Directors appointed Paul K. Ito as Controller, effective as of May 1, 2006. Mr. Ito, age 35, has served as Director of Internal Audit since April 1, 2005. Before joining the Company, Mr. Ito was a senior manager in the accounting consultation and research group for the national office of Deloitte & Touche LLP. Mr. Ito joined Deloitte & Touche LLP in Honolulu in 1996, and held various positions in Honolulu and San Jose before joining Deloitte & Touche LLP's national office in San Francisco.

In addition, the Board appointed Christopher J. Benjamin as Treasurer, effective as of May 1, 2006. Mr. Benjamin will retain his positions as Senior Vice President, which he has served as since July 1, 2005, and Chief Financial Officer, which he has served as since February 9, 2004.

Finally, the Board appointed Timothy H. Reid as Assistant Treasurer, effective as of May 1, 2006. Mr. Reid will continue to serve as Treasurer of Matson Navigation Company, Inc., a wholly-owned subsidiary of the Company, a position that he has held since July 1, 1992.


On April 17, 2006, the Company issued a press release announcing the above-described resignation and appointments. The full text of the press release is attached hereto as Exhibit 99.1.


Item 9.01    Financial Statements and Exhibits
----------------------------------------------

(d)          Exhibits
             --------

             99.1 Press Release announcing resignation of Thomas A. Wellman and appointments of Paul K. Ito, Christopher J. Benjamin, and Timothy H. Reid, issued on April 17, 2006.

                                    SIGNATURE
                                    ---------


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 18, 2006


                            ALEXANDER & BALDWIN, INC.



                            /s/ Christopher J. Benjamin
                            ----------------------------------------
                            Christopher J. Benjamin
                            Senior Vice President and
                            Chief Financial Officer